SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2001

PMA Capital Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-22761 (Commission File Number)	23-2217932 (IRS Employer Identification No.)

1735 Market Street, Suite 2800 Philadelphia, Pennsylvania (Address of principal executive offices)	19103-7590 (Zip Code)

Registrant's telephone number, including area code:

(215) 665-5046

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

        (c) The exhibits accompanying this report are listed in the Index to Exhibits on page 5.

Item 9. Regulation FD Disclosure.

        Executives of the Company are expected to participate in two analyst and investor conferences on September 12 and September 13, 2001. Details about the conferences, including information on how to access the conferences via the internet, are provided in two press releases attached as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated into this Item 9 by reference.

CAUTIONARY STATEMENTS FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

        During the conferences, executives of the Company may make certain oral statements that constitute forward-looking statements for purposes of safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on currently available financial, competitive and economic data and the Company’s current operating plans based on assumptions regarding future events. Actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including those discussed in the Company’s earnings releases, periodic filings with the SEC and set forth below.

•	changes in general economic conditions, including the performance of financial markets, interest rates and the level of unemployment;

•

regulatory or tax changes, including changes in risk-based capital or other regulatory standards that affect the cost of or demand for the Company’s products or otherwise affect the ability of the Company to conduct its business;

•

competitive conditions resulting from the significant amount of capital in the property and casualty insurance marketplace that may affect the level of rate adequacy related to the amount of risk undertaken and that may influence the sustainability of adequate rate changes;

•	the effect of changes in workers' compensation statutes and their administration;

•	the Company's ability to predict and effectively manage claims related to insurance and reinsurance policies;

•	the lowering or loss of one or more of the financial strength or claims paying ratings of the Company's insurance subsidiaries;

•	adequacy of reserves for claim liabilities;

•	adverse property and casualty loss development for events the Company insured in prior years;

•	adequacy and collectibility of reinsurance purchased by the Company;

•	severity of natural disasters and other catastrophes;

•	reliance on key management; and

•	other factors disclosed from time to time in the Company’s most recent Forms 10-K, 10-Q and 8-K filed by the Company with the Securities and Exchange Commission.

        Investors should not place undue reliance on any such forward-looking statements. Unless otherwise stated, the Company disclaims any current intention to update forward-looking information and to release publicly the results of any future revisions we may make to forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA Capital Corporation

Date: August 29, 2001	By: /s/Francis W. McDonnell
Francis W. McDonnell
Senior Vice President, Chief
Financial Officer and Treasurer

Index to Exhibits

Number	Description	Method of Filing

(99)	Additional Exhibits:

99.1	PMA Capital Corporation news release dated August 29, 2001	Filed herewith

99.2	PMA Capital Corporation new release dated August 29, 2001	Filed herewith